Exhibit 99.1
Bank of Hawai‘i Corporation Third Quarter 2025 Financial Results
•Diluted Earnings Per Common Share of $1.20
•Net Income of $53.3 Million
•Net Interest Income $136.7 Million
•Net Interest Margin 2.46%
•Average Deposits Increased by 7.1% Annualized from the Linked Quarter
•Board of Directors Declares Dividend of $0.70 Per Common Share
FOR IMMEDIATE RELEASE

HONOLULU, HI (October 27, 2025) -- Bank of Hawai‘i Corporation (NYSE: BOH) (the “Company”) today reported diluted earnings per common share of $1.20 for the third quarter of 2025, compared with $1.06 during the linked quarter and $0.93 during the same period last year. Net income for the third quarter of 2025 was $53.3 million, up 12.0% from the linked quarter and up 32.2% from the same period last year. The return on average common equity for the third quarter of 2025 was 13.59% compared with 12.50% during the linked quarter and 11.50% during the same period last year.

“Bank of Hawai‘i delivered another quarter of solid results in the third quarter of 2025,” said Peter Ho, Chairman and CEO. “We achieved our sixth consecutive quarter of net interest income and margin expansion. Average deposit balances increased by 7.1% annualized and end of period total loans and leases increased modestly. Our credit quality remains exceptional, and we remain focused on prudent expense management and long-term value creation for our stakeholders.”

Financial Highlights

Net interest income for the third quarter of 2025 was $136.7 million, an increase of 5.4% from the linked quarter and an increase of 16.2% as compared to the same period last year. The increase from the previous quarter was primarily driven by higher earning assets due to deposit growth and higher earning asset yields, as cash flows from fixed rate assets rolling off at lower interest rates reinvested at higher current rates (fixed asset repricing). The increase from the same period last year was primarily due to lower interest-bearing deposit rates and higher earning assets due to deposit growth.

Net interest margin was 2.46% in the third quarter of 2025, an increase of 7 basis points from the linked quarter and an increase of 28 basis points from the same period last year. As discussed above, the increase from the previous quarter was primarily due to higher earning assets and fixed asset repricing. The increase from the same period last year was primarily due to lower interest-bearing deposit rates.

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Bank of Hawai‘i Corporation Third Quarter 2025 Financial Results	Page 2
The average yield on loans and leases was 4.86% in the third quarter of 2025, up 6 basis points from the linked quarter and up 4 basis points from the same period last year. The average yield on total earning assets was 4.08% in the third quarter of 2025, up 7 basis points from the linked quarter and up 2 basis points from the same period last year. The increase in loan yield from the linked quarter is due to new and existing loans earning higher rates than paid off loans. The average rate of interest-bearing deposits was 2.14% in the third quarter of 2025, down 2 basis points from the linked quarter and down 38 basis points from the same period last year. The average quarterly rate of total deposits, including noninterest-bearing deposits, was 1.59%, down 1 basis point from the linked quarter and down 28 basis points from the same period last year. The decrease from the linked quarter was primarily due to a decrease in time deposit rates. The decrease from the same period last year was primarily due to lower benchmark interest rates and overall decreases in rates.

Noninterest income was $46.0 million in the third quarter of 2025, an increase of 2.6% from the linked quarter and an increase of 1.9% from the same period in 2024. Noninterest income in the third quarter included a $0.8 million charge related to a Visa Class B share conversion ratio change, while the linked quarter included a $0.8 million gain related to a BOLI recovery. Adjusted for these items, noninterest income increased by 6.3% from the linked quarter and increased by 3.6% from the same period in 2024. The increases from the linked quarter and same period last year were primarily due to increases in income from trust and asset management, customer derivative program fees, and loan fees, partially offset by lower annuity and insurance income.

Noninterest expense was $112.4 million in the third quarter of 2025, an increase of 1.4% from the linked quarter and an increase of 4.9% from the same period last year. Noninterest expense in the third quarter included a severance-related charge of $2.1 million, while the linked quarter included a severance-related charge of $1.4 million. Adjusted for these items, noninterest expense increased by 0.8% from the linked quarter and increased by 3.0% from the same period in 2024. The increase from the linked quarter was primarily due to higher salaries and benefits, partially offset by other expenses. The increase from the same period last year was primarily due to higher salaries and benefits, partially offset by lower professional fees.

The effective tax rate for the third quarter of 2025 was 21.27% compared with 21.19% during the linked quarter and 23.33% during the same period last year. The lower effective tax rate in the current quarter as compared to the linked quarter was primarily due to an increase in tax-exempt income. Compared to the same period last year, the decrease was primarily due to a decrease in tax expense from discrete items and an increase in tax-exempt income.

Asset Quality

The Company’s overall asset quality remained strong during the third quarter of 2025. Provision for credit losses for the third quarter of 2025 was $2.5 million, down $0.8 million from the linked quarter and down $0.5 million in the same period last year.

Total non-performing assets were $16.9 million at September 30, 2025, down $1.0 million from June 30, 2025 and down $2.9 million from September 30, 2024. Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.12% at the end of the quarter, a decrease of 1 basis point from the linked quarter and a decrease of 2 basis points from the same period last year.

Net loan and lease charge-offs during the third quarter of 2025 were $2.6 million or 7 basis points annualized of total average loans and leases outstanding and comprised of gross charge-offs of $4.0 million partially offset by gross recoveries of $1.4 million, consistent with net loan and lease charge-offs from the linked quarter. Compared to the same period last year, net loan and lease charge-offs decreased by $1.3 million or 4 basis points annualized on total average loans and leases outstanding.

The allowance for credit losses on loans and leases was $148.8 million at September 30, 2025, an increase of $0.2 million from June 30, 2025 and an increase of $1.4 million from September 30, 2024. The ratio
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Bank of Hawai‘i Corporation Third Quarter 2025 Financial Results	Page 3
of the allowance for credit losses to total loans and leases outstanding was 1.06% at the end of the quarter, unchanged from the linked quarter and the same period last year.

Balance Sheet

Total assets were $24.0 billion at September 30, 2025, an increase of 1.3% from June 30, 2025 and an increase of 0.9% from September 30, 2024. The increase from the linked quarter was primarily due to increases in cash and cash equivalents and available-for-sale securities, partially offset by a decrease in held-to-maturity securities. The increase from the same period last year was primarily due to increases in available-for-sale investment securities, partially offset by decreases in held-to-maturity securities and cash and cash equivalents.

The investment securities portfolio was $7.6 billion at September 30, 2025, an increase of 0.9% from June 30, 2025 and an increase of 5.0% from September 30, 2024. The increases from the prior periods were primarily due to the purchases of investment securities, partially offset by the amortization of the portfolio. The investment securities portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

Total loans and leases were $14.0 billion at September 30, 2025, an increase of 0.1% from June 30, 2025 and an increase of 0.7% from September 30, 2024. Total commercial loans were $6.1 billion at September 30, 2025, a decrease of 0.1% from June 30, 2025 and an increase of 2.8% from September 30, 2024. The decrease from the linked quarter was primarily due to loan amortization and paydowns within our commercial and industrial portfolio. The increase from the same period last year was primarily due to healthy loan production within our commercial mortgage portfolio, partially offset by loan amortization and paydowns in our commercial and industrial portfolio. Total consumer loans were $7.9 billion at September 30, 2025, an increase of 0.4% from the linked quarter and a decrease of 0.8% from the same period last year. The increase from the linked quarter was primarily due to increased production in the residential mortgage portfolio, partially offset by amortization and paydowns in the automobile portfolio. The decrease from the same period last year was primarily due to declines in our automobile and home equity portfolios.

Total deposits were $21.1 billion at September 30, 2025, an increase of 1.4% from June 30, 2025 and an increase of 0.5% from September 30, 2024. Noninterest-bearing deposits made up 25.6% of total deposit balances at September 30, 2025, down from 26.1% at June 30, 2025 and down from 25.8% at September 30, 2024. Average total deposits were $21.1 billion for the third quarter of 2025, up 1.8% from the linked quarter and up 2.9% from the same period last year.

Capital and Dividends

The Company’s capital levels remain well above regulatory well-capitalized minimums.

The Tier 1 Capital Ratio was 14.34% at September 30, 2025 compared with 14.17% at June 30, 2025 and 14.05% at September 30, 2024. The increase from the linked quarter was due to retained earnings growth. The increase from the same period last year was primarily due to retained earnings growth, partially offset by an increase in risk-weighted assets. The Tier 1 Leverage Ratio was 8.44% at September 30, 2025, compared with 8.46% at June 30, 2025 and 8.38% at September 30, 2024. The decrease from the linked quarter was due to an increase in average total assets, partially offset by an increase in retained earnings. The increase from the same period last year was due to an increase in retained earnings, partially offset by an increase in average assets.

No shares of common stock were repurchased under the share repurchase program in the third quarter of 2025. Total remaining buyback authority under the share repurchase program was $126.0 million at September 30, 2025.

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Bank of Hawai‘i Corporation Third Quarter 2025 Financial Results	Page 4
The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares. The dividend will be payable on December 12, 2025 to shareholders of record at the close of business on November 28, 2025.

On October 3, 2025, the Company announced that the Board of Directors declared a quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, and a quarterly dividend payment of $20.00 per share, equivalent to $0.5000 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B. The depositary shares representing the Series A Preferred Stock and Series B Preferred Stock are traded on the NYSE under the symbol “BOH.PRA” and “BOH.PRB”, respectively. The dividends on the Series A Preferred Stock and Series B Preferred Stock will be payable on November 3, 2025 to shareholders of record of the preferred stock as of the close of business on October 17, 2025.

Conference Call Information

The Company will review its third quarter financial results today at 8:00 a.m. Hawai‘i Time (2:00 p.m. Eastern Time). The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawai‘i Corporation's website, www.boh.com. The webcast can be accessed via the link: https://register-conf.media-server.com/register/BI5601a213890442eb9322468299a2c8d5. A replay of the conference call will be available for one year beginning at approximately 11:00 a.m. Hawai‘i Time on Monday, October 27, 2025. The replay will be available on the Company's website, www.boh.com.

Investor Announcements

Investors and others should note that the Company intends to announce financial and other information to the Company’s investors using the Company’s investor relations website at https://ir.boh.com, social media channels, press releases, SEC filings and public conference calls and webcasts, all for purposes of complying with the Company’s disclosure obligations under Regulation FD. Accordingly, investors should monitor these channels, as information is updated, and new information is posted.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawai‘i Corporation's Annual Report on Form 10-K for the year ended December 31, 2024 and its Form 10-Q for fiscal quarters ended March 31, 2025 and June 30, 2025, which were filed with the U.S. Securities and Exchange Commission. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawai‘i Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawai‘i and the West Pacific. The Company's principal subsidiary, Bank of Hawai‘i, was founded in 1897. For more information about Bank of Hawai‘i Corporation, see the Company’s website, www.boh.com. Bank of Hawai‘i Corporation is a trade name of Bank of Hawaii Corporation.
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Bank of Hawai‘i Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share amounts)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
For the Period:
Operating Results
Net Interest Income	$136,675	$129,683	$117,618	$392,165	$346,402
Provision for Credit Losses	2,500	3,250	3,000	9,000	7,400
Total Noninterest Income	45,966	44,795	45,110	134,819	129,482
Total Noninterest Expense	112,387	110,783	107,092	333,629	322,177
Pre-Provision Net Revenue	70,254	63,695	55,636	193,355	153,707
Net Income	53,345	47,637	40,358	144,967	110,832
Net Income Available to Common Shareholders	48,076	42,368	36,922	129,159	103,457
Basic Earnings Per Common Share	1.21	1.07	0.94	3.26	2.62
Diluted Earnings Per Common Share	1.20	1.06	0.93	3.24	2.61
Dividends Declared Per Common Share	0.70	0.70	0.70	2.10	2.10
Performance Ratios
Return on Average Assets	0.88%	0.81%	0.69%	0.82%	0.64%
Return on Average Shareholders' Equity	12.10	11.21	9.90	11.34	9.92
Return on Average Common Equity	13.59	12.50	11.50	12.65	11.04
Efficiency Ratio [1]	61.53	63.49	65.81	63.31	67.70
Net Interest Margin [2]	2.46	2.39	2.18	2.39	2.15
Dividend Payout Ratio [3]	57.85	65.42	74.47	64.42	80.15
Average Shareholders' Equity to Average Assets	7.29	7.22	6.95	7.20	6.42
Average Balances
Average Loans and Leases	$13,982,003	$14,049,025	$13,809,977	$14,030,773	$13,836,760
Average Assets	23,995,037	23,596,955	23,338,529	23,744,661	23,255,372
Average Deposits	21,068,286	20,699,694	20,484,391	20,813,967	20,462,222
Average Shareholders' Equity	1,748,576	1,704,415	1,621,936	1,709,788	1,492,645
Per Share of Common Stock
Book Value	$36.35	$35.16	$33.22	$36.35	$33.22
Tangible Book Value	35.56	34.37	32.43	35.56	32.43
Market Value
Closing	65.64	67.53	62.77	65.64	62.77
High	71.90	71.35	70.44	76.00	73.73
Low	60.32	57.45	55.75	57.45	54.50

	September 30, 2025	June 30, 2025	December 31, 2024	September 30, 2024
As of Period End:
Balance Sheet Totals
Loans and Leases	$14,021,579	$14,002,178	$14,075,980	$13,918,583
Total Assets	24,014,609	23,709,752	23,601,114	23,799,174
Total Deposits	21,080,669	20,798,914	20,633,037	20,978,322
Other Debt	558,201	558,226	558,274	558,297
Total Shareholders' Equity	1,791,183	1,743,107	1,667,774	1,665,474
Asset Quality
Non-Performing Assets	$16,864	$17,881	$19,300	$19,781
Allowance for Credit Losses - Loans and Leases	148,778	148,543	148,528	147,331
Allowance to Loans and Leases Outstanding [4]	1.06%	1.06%	1.06%	1.06%
Capital Ratios [5]
Common Equity Tier 1 Capital Ratio	11.98%	11.81%	11.59%	11.66%
Tier 1 Capital Ratio	14.34	14.17	13.95	14.05
Total Capital Ratio	15.40	15.23	15.00	15.11
Tier 1 Leverage Ratio	8.44	8.46	8.31	8.38
Total Shareholders' Equity to Total Assets	7.46	7.35	7.07	7.00
Tangible Common Equity to Tangible Assets [6]	5.90	5.77	5.48	5.42
Tangible Common Equity to Risk-Weighted Assets [6]	9.95	9.62	9.08	9.17
Non-Financial Data
Full-Time Equivalent Employees	1,905	1,921	1,865	1,854
Branches	51	51	50	50
ATMs	322	317	317	317
1.Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
2.Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
3.Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
4.The numerator comprises the Allowance for Credit Losses - Loans and Leases.
5.Regulatory capital ratios as of September 30, 2025 are preliminary.
6.Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. Tangible common equity is defined by the Company as common shareholders' equity minus goodwill. See Table 2 “Reconciliation of Non-GAAP Financial Measures”.

Bank of Hawai‘i Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
(dollars in thousands)	September 30, 2025	June 30, 2025	December 31, 2024	September 30, 2024
Total Shareholders' Equity	$1,791,183	$1,743,107	$1,667,774	$1,665,474
Less: Preferred Stock	345,000	345,000	345,000	345,000
Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity	$1,414,666	$1,366,590	$1,291,257	$1,288,957

Total Assets	$24,014,609	$23,709,752	$23,601,114	$23,799,174
Less: Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$23,983,092	$23,678,235	$23,569,597	$23,767,657

Risk-Weighted Assets, determined in accordance with prescribed regulatory requirements [1]	$14,215,866	$14,208,032	$14,225,908	$14,054,698

Total Shareholders' Equity to Total Assets	7.46%	7.35%	7.07%	7.00%
Tangible Common Equity to Tangible Assets (Non-GAAP)	5.90%	5.77%	5.48%	5.42%

Tier 1 Capital Ratio [1]	14.34%	14.17%	13.95%	14.05%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	9.95%	9.62%	9.08%	9.17%
1Regulatory capital ratios as of September 30, 2025 are preliminary.

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share amounts)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Interest Income
Interest and Fees on Loans and Leases	$169,411	$166,779	$166,286	$499,272	$488,830
Income on Investment Securities
Available-for-Sale	29,702	27,007	23,257	81,077	66,482
Held-to-Maturity	19,332	19,835	21,107	59,458	64,838
Cash and Cash Equivalents	8,195	3,817	8,980	17,472	21,276
Other	1,068	1,097	1,018	3,250	3,108
Total Interest Income	227,708	218,535	220,648	660,529	644,534
Interest Expense
Deposits	84,590	82,476	96,067	248,758	276,665
Securities Sold Under Agreements to Repurchase	496	491	993	1,731	3,616
Other Debt	5,947	5,885	5,970	17,875	17,851
Total Interest Expense	91,033	88,852	103,030	268,364	298,132
Net Interest Income	136,675	129,683	117,618	392,165	346,402
Provision for Credit Losses	2,500	3,250	3,000	9,000	7,400
Net Interest Income After Provision for Credit Losses	134,175	126,433	114,618	383,165	339,002
Noninterest Income
Fees, Exchange, and Other Service Charges	15,219	14,383	14,945	44,039	42,837
Trust and Asset Management	12,598	12,097	11,916	36,436	35,328
Service Charges on Deposit Accounts	8,510	8,119	8,075	24,888	23,752
Bank-Owned Life Insurance	3,681	3,714	3,533	11,006	10,285
Annuity and Insurance	1,095	1,437	1,460	4,087	4,089
Mortgage Banking	906	849	1,188	2,743	3,167
Investment Securities Losses, Net	(1,945)	(1,126)	(1,103)	(4,678)	(4,201)
Other	5,902	5,322	5,096	16,298	14,225
Total Noninterest Income	45,966	44,795	45,110	134,819	129,482
Noninterest Expense
Salaries and Benefits	62,905	61,308	58,626	187,097	173,874
Net Occupancy	10,932	10,499	10,806	31,990	31,821
Net Equipment	10,285	9,977	10,120	30,454	30,578
Data Processing	5,603	5,456	4,712	16,326	14,227
Professional Fees	4,022	4,263	4,725	12,549	14,331
FDIC Insurance	3,508	3,640	3,355	8,790	14,139
Other	15,132	15,640	14,748	46,423	43,207
Total Noninterest Expense	112,387	110,783	107,092	333,629	322,177
Income Before Provision for Income Taxes	67,754	60,445	52,636	184,355	146,307
Provision for Income Taxes	14,409	12,808	12,278	39,388	35,475
Net Income	$53,345	$47,637	$40,358	$144,967	$110,832
Preferred Stock Dividends	5,269	5,269	3,436	15,808	7,375
Net Income Available to Common Shareholders	$48,076	$42,368	$36,922	$129,159	$103,457
Basic Earnings Per Common Share	$1.21	$1.07	$0.94	$3.26	$2.62
Diluted Earnings Per Common Share	$1.20	$1.06	$0.93	$3.24	$2.61
Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$2.10	$2.10
Basic Weighted Average Common Shares	39,655,741	39,622,998	39,488,187	39,611,372	39,429,815
Diluted Weighted Average Common Shares	39,980,931	39,895,093	39,736,492	39,919,998	39,654,705

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Nine Months Ended
(dollars in thousands)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net Income	$53,345	$47,637	$40,358	$144,967	$110,832
Other Comprehensive Income, Net of Tax:
Net Change in Unrealized Gains on Investment Securities	22,711	18,970	38,833	66,441	60,823
Net Change in Defined Benefit Plans	232	233	168	697	505
Other Comprehensive Income	22,943	19,203	39,001	67,138	61,328
Comprehensive Income	$76,288	$66,840	$79,359	$212,105	$172,160

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
(dollars in thousands, except per share amounts)	September 30, 2025	June 30, 2025	December 31, 2024	September 30, 2024
Assets
Cash and Cash Equivalents	$985,223	$768,683	$763,571	$1,272,763
Investment Securities
Available-for-Sale	3,280,410	3,111,504	2,689,528	2,550,324
Held-to-Maturity (Fair Value of $3,717,573; 3,754,794; $3,820,882; and $4,072,596)	4,340,032	4,441,353	4,618,543	4,710,245
Loans Held for Sale	1,236	1,867	2,150	5,048
Loans and Leases	14,021,579	14,002,178	14,075,980	13,918,583
Allowance for Credit Losses	(148,778)	(148,543)	(148,528)	(147,331)
Net Loans and Leases	13,872,801	13,853,635	13,927,452	13,771,252
Premises and Equipment, Net	196,093	192,221	184,480	191,899
Operating Lease Right-of-Use Assets	82,804	83,594	80,165	81,736
Accrued Interest Receivable	69,224	67,204	66,367	66,534
Mortgage Servicing Rights	17,927	18,362	19,199	19,571
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	494,041	488,028	481,184	475,263
Other Assets	643,301	651,784	736,958	623,022
Total Assets	$24,014,609	$23,709,752	$23,601,114	$23,799,174
Liabilities
Deposits
Noninterest-Bearing Demand	$5,400,943	$5,424,471	$5,423,562	$5,412,048
Interest-Bearing Demand	3,813,921	3,855,120	3,784,984	3,734,601
Savings	8,814,451	8,481,328	8,364,916	8,663,147
Time	3,051,354	3,037,995	3,059,575	3,168,526
Total Deposits	21,080,669	20,798,914	20,633,037	20,978,322
Securities Sold Under Agreements to Repurchase	50,000	50,000	100,000	100,490
Other Debt	558,201	558,226	558,274	558,297
Operating Lease Liabilities	91,690	92,381	88,794	90,356
Retirement Benefits Payable	23,352	23,528	23,760	22,870
Accrued Interest Payable	27,580	26,732	34,799	40,434
Other Liabilities	391,934	416,864	494,676	342,931
Total Liabilities	22,223,426	21,966,645	21,933,340	22,133,700
Shareholders’ Equity
Preferred Stock (Series A, $.01 par value; authorized 180,000 shares issued and outstanding)	180,000	180,000	180,000	180,000
Preferred Stock (Series B, $.01 par value; authorized 165,000 shares issued and outstanding)	165,000	165,000	165,000	165,000
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: September 30, 2025 - 58,779,666 / 39,785,201); June 30, 2025 - 58,775,870 / 39,765,375; December 31, 2024 - 58,765,907 / 39,762,255; and September 30, 2024 - 58,765,907 / 39,748,304)	587	587	585	585
Capital Surplus	659,922	655,479	647,403	643,620
Accumulated Other Comprehensive Loss	(276,251)	(299,194)	(343,389)	(335,360)
Retained Earnings	2,178,263	2,158,450	2,133,838	2,127,585
Treasury Stock, at Cost (Shares: September 30, 2025 - 18,994,465; June 30, 2025 - 19,010,495; December 31, 2024 - 19,003,609; and September 30, 2024 - 19,017,603)	(1,116,338)	(1,117,215)	(1,115,663)	(1,115,956)
Total Shareholders’ Equity	1,791,183	1,743,107	1,667,774	1,665,474
Total Liabilities and Shareholders’ Equity	$24,014,609	$23,709,752	$23,601,114	$23,799,174

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity											Table 6
(dollars in thousands, except per share amounts)	Preferred Shares Series A Outstanding	Preferred Series A Stock	Preferred Shares Series B Outstanding	Preferred Series B Stock	Common Shares Outstanding	Common Stock	Capital Surplus	Accum. Other Comprehensive Income (Loss)	Retained Earnings	Treasury Stock	Total
Balance as of December 31, 2024	180,000	$180,000	165,000	$165,000	39,762,255	$585	$647,403	$(343,389)	$2,133,838	$(1,115,663)	$1,667,774
Net Income	–	–	–	–	–	–	–	–	144,967	–	144,967
Other Comprehensive Income	–	–	–	–	–	–	–	67,138	–	–	67,138
Share-Based Compensation	–	–	–	–	–	–	11,680	–	–	–	11,680
Common Stock Issued under Purchase and Equity Compensation Plans	–	–	–	–	78,817	2	839	–	–	3,060	3,901
Common Stock Repurchased	–	–	–	–	(55,871)	–	–	–	–	(3,735)	(3,735)
Cash Dividends Declared Common Stock ($2.10 per share)	–	–	–	–	–	–	–	–	(84,735)	–	(84,735)
Cash Dividends Declared Preferred Stock	–	–	–	–	–	–	–	–	(15,807)	–	(15,807)
Balance as of September 30, 2025	180,000	$180,000	165,000	$165,000	39,785,201	$587	$659,922	$(276,251)	$2,178,263	$(1,116,338)	$1,791,183
Balance as of December 31, 2023	180,000	$180,000	–	$–	39,753,138	$583	$636,422	$(396,688)	$2,107,569	$(1,113,644)	$1,414,242
Net Income	–	–	–	–	–	–	–	–	110,832	–	110,832
Other Comprehensive Income	–	–	–	–	–	–	–	61,328	–	–	61,328
Share-Based Compensation	–	–	–	–	–	–	11,051	–	–	–	11,051
Preferred Stock Issued, Net	–	–	165,000	165,000	–	–	(4,386)	–	–	–	160,614
Common Stock Issued under Purchase and Equity Compensation Plans	–	–	–	–	78,753	2	533	–	768	2,829	4,132
Common Stock Repurchased	–	–	–	–	(83,587)	–	–	–	–	(5,141)	(5,141)
Cash Dividends Declared Common Stock ($2.10 per share)	–	–	–	–	–	–	–	–	(84,209)	–	(84,209)
Cash Dividends Declared Preferred Stock	–	–	–	–	–	–	–	–	(7,375)	–	(7,375)
Balance as of September 30, 2024	180,000	$180,000	165,000	$165,000	39,748,304	$585	$643,620	$(335,360)	$2,127,585	$(1,115,956)	$1,665,474

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended September 30, 2025			Three Months Ended June 30, 2025			Three Months Ended September 30, 2024
(dollars in millions)	Average Balance	Income/Expense [2]	Yield/Rate	Average Balance	Income/Expense [2]	Yield/Rate	Average Balance	Income/Expense [2]	Yield/Rate
Earning Assets
Cash and Cash Equivalents	$744.3	$8.2	4.31%	$353.7	$3.8	4.27%	$667.8	$9.0	5.27%
Investment Securities
Available-for-Sale
Taxable	3,157.8	29.3	3.70	2,987.2	26.7	3.58	2,430.0	23.0	3.80
Non-Taxable	32.4	0.5	5.98	27.4	0.4	5.85	11.8	0.2	6.63
Held-to-Maturity
Taxable	4,363.9	19.2	1.76	4,462.1	19.7	1.77	4,735.5	21.0	1.77
Non-Taxable	33.8	0.2	2.10	34.0	0.2	2.10	34.4	0.2	2.10
Total Investment Securities	7,587.9	49.2	2.59	7,510.7	47.0	2.50	7,211.7	44.4	2.46
Loans Held for Sale	1.6	0.0	5.92	2.2	0.0	5.66	3.8	0.1	6.13
Loans and Leases [3]
Commercial Mortgage	4,016.3	54.3	5.36	4,025.2	53.7	5.35	3,744.6	52.0	5.51
Commercial and Industrial	1,600.7	20.5	5.09	1,668.1	21.1	5.07	1,665.3	22.6	5.42
Construction	394.4	7.3	7.32	366.2	6.7	7.30	357.3	7.1	7.95
Commercial Lease Financing	93.0	1.0	4.11	93.4	1.0	4.07	59.6	0.4	2.58
Residential Mortgage	4,638.1	46.7	4.02	4,626.5	45.6	3.95	4,593.7	46.4	4.03
Home Equity	2,129.6	23.9	4.46	2,141.5	23.3	4.37	2,206.9	22.4	4.04
Automobile	706.9	9.5	5.35	730.1	9.4	5.19	795.7	9.4	4.72
Other	403.0	7.7	7.63	398.0	7.5	7.53	386.9	6.9	7.13
Total Loans and Leases	13,982.0	170.9	4.86	14,049.0	168.3	4.80	13,810.0	167.2	4.82
Other	65.3	1.1	6.54	65.2	1.1	6.72	63.2	0.9	6.43
Total Earning Assets	22,381.1	229.4	4.08	21,980.8	220.2	4.01	21,756.5	221.7	4.06
Non-Earning Assets	1,613.9			1,616.2			1,582.0
Total Assets	$23,995.0			$23,597.0			$23,338.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,781.0	$7.8	0.81%	$3,705.5	$7.6	0.82%	$3,775.6	$8.9	0.94%
Savings	8,831.0	50.6	2.28	8,578.6	48.1	2.25	8,402.9	55.7	2.63
Time	3,057.6	26.2	3.40	3,050.0	26.8	3.52	3,008.7	31.5	4.17
Total Interest-Bearing Deposits	15,669.6	84.6	2.14	15,334.1	82.5	2.16	15,187.2	96.1	2.52
Securities Sold Under Agreements to Repurchase	50.0	0.5	3.89	50.0	0.5	3.88	100.5	1.0	3.87
Other Debt	558.3	6.0	4.23	558.3	5.9	4.23	560.1	5.9	4.24
Total Interest-Bearing Liabilities	16,277.9	91.1	2.22	15,942.4	88.9	2.24	15,847.8	103.0	2.59
Net Interest Income		$138.3			$131.3			$118.7
Interest Rate Spread			1.86%			1.77%			1.47%
Net Interest Margin			2.46%			2.39%			2.18%
Noninterest-Bearing Demand Deposits	5,398.7			5,365.6			5,297.2
Other Liabilities	569.8			584.6			571.6
Shareholders' Equity	1,748.6			1,704.4			1,621.9
Total Liabilities and Shareholders' Equity	$23,995.0			$23,597.0			$23,338.5
1Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
2Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1.7 million, $1.6 million, and $1.0 million for the three months ended September 30, 2025, June 30, 2025, and September 30, 2024, respectively.
3Non-performing loans and leases are included in the respective average loan and lease balances.

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]						Table 7b
	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024
(dollars in millions)	Average Balance	Income/Expense [2]	Yield/Rate	Average Balance	Income/Expense [2]	Yield/Rate
Earning Assets
Cash and Cash Equivalents	$533.5	$17.5	4.32%	$530.0	$21.3	5.28%
Investment Securities
Available-for-Sale
Taxable	2,979.8	80.2	3.59	2,373.1	66.4	3.73
Non-Taxable	27.0	1.2	5.85	5.0	0.2	5.59
Held-to-Maturity
Taxable	4,457.6	59.0	1.77	4,832.9	64.4	1.78
Non-Taxable	34.0	0.5	2.10	34.6	0.5	2.10
Total Investment Securities	7,498.4	140.9	2.51	7,245.6	131.5	2.42
Loans Held for Sale	2.0	0.1	5.89	2.5	0.1	6.16
Loans and Leases [3]
Commercial Mortgage	4,018.9	160.5	5.34	3,728.3	153.9	5.52
Commercial and Industrial	1,657.1	62.9	5.07	1,673.6	67.1	5.36
Construction	366.6	20.0	7.28	329.0	19.0	7.71
Commercial Lease Financing	92.5	2.8	4.00	59.1	1.0	2.25
Residential Mortgage	4,627.2	137.1	3.95	4,613.0	137.0	3.96
Home Equity	2,141.8	69.7	4.35	2,229.5	65.3	3.91
Automobile	729.7	28.3	5.18	813.3	27.5	4.51
Other	397.0	22.3	7.52	391.0	20.2	6.91
Total Loans and Leases	14,030.8	503.6	4.80	13,836.8	491.0	4.74
Other	65.2	3.2	6.64	62.6	3.1	6.61
Total Earning Assets	22,129.9	665.3	4.01	21,677.5	647.0	3.98
Non-Earning Assets	1,614.8			1,577.9
Total Assets	$23,744.7			$23,255.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,753.3	$22.4	0.80%	$3,776.1	$25.4	0.90%
Savings	8,652.4	146.0	2.25	8,264.9	157.1	2.54
Time	3,048.4	80.4	3.53	3,008.6	94.2	4.18
Total Interest-Bearing Deposits	15,454.1	248.8	2.15	15,049.6	276.7	2.46
Securities Sold Under Agreements to Repurchase	58.8	1.7	3.88	124.2	3.6	3.82
Other Debt	564.9	17.8	4.23	561.3	17.8	4.25
Total Interest-Bearing Liabilities	16,077.8	268.3	2.23	15,735.1	298.1	2.53
Net Interest Income		$397.0			$348.8
Interest Rate Spread			1.78%			1.45%
Net Interest Margin			2.39%			2.15%
Noninterest-Bearing Demand Deposits	5,359.9			5,412.6
Other Liabilities	597.2			615.1
Shareholders' Equity	1,709.8			1,492.6
Total Liabilities and Shareholders' Equity	$23,744.7			$23,255.4
1.Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
2.Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $4.8 million and $2.5 million for the nine months ended September 30, 2025 and September 30, 2024, respectively.
3.Non-performing loans and leases are included in the respective average loan and lease balances.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2025
	Compared to June 30, 2025
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$4.4	$0.0	$4.4
Investment Securities
Available-for-Sale
Taxable	1.6	1.0	2.6
Non-Taxable	0.1	0.0	0.1
Held-to-Maturity
Taxable	(0.4)	(0.1)	(0.5)
Non-Taxable	0.0	0.0	0.0
Total Investment Securities	1.3	0.9	2.2
Loans Held for Sale	0.0	0.0	0.0
Loans and Leases
Commercial Mortgage	0.2	0.4	0.6
Commercial and Industrial	(0.7)	0.1	(0.6)
Construction	0.6	0.0	0.6
Commercial Lease Financing	0.0	0.0	0.0
Residential Mortgage	0.1	1.0	1.1
Home Equity	(0.1)	0.7	0.6
Automobile	(0.2)	0.3	0.1
Other	0.1	0.1	0.2
Total Loans and Leases	0.0	2.6	2.6
Other	0.0	0.0	0.0
Total Change in Interest Income	5.7	3.5	9.2

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.2	0.0	0.2
Savings	1.8	0.7	2.5
Time	0.1	(0.7)	(0.6)
Total Interest-Bearing Deposits	2.1	0.0	2.1
Securities Sold Under Agreements to Repurchase	—	0.0	0.0
Other Debt	0.1	0.0	0.1
Total Change in Interest Expense	2.2	0.0	2.2

Change in Net Interest Income	$3.5	$3.5	$7.0
1The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2025
	Compared to September 30, 2024
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$1.0	$(1.8)	$(0.8)
Investment Securities
Available-for-Sale
Taxable	6.8	(0.5)	6.3
Non-Taxable	0.3	0.0	0.3
Held-to-Maturity
Taxable	(1.6)	(0.2)	(1.8)
Non-Taxable	0.0	—	0.0
Total Investment Securities	5.5	(0.7)	4.8
Loans Held for Sale	(0.1)	0.0	(0.1)
Loans and Leases
Commercial Mortgage	3.7	(1.4)	2.3
Commercial and Industrial	(0.8)	(1.3)	(2.1)
Construction	0.8	(0.6)	0.2
Commercial Lease Financing	0.5	0.1	0.6
Residential Mortgage	0.4	(0.1)	0.3
Home Equity	(0.8)	2.3	1.5
Automobile	(1.1)	1.2	0.1
Other	0.3	0.5	0.8
Total Loans and Leases	3.0	0.7	3.7
Other	0.1	0.1	0.2
Total Change in Interest Income	9.5	(1.7)	7.8

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.0	(1.1)	(1.1)
Savings	2.7	(7.8)	(5.1)
Time	0.6	(5.9)	(5.3)
Total Interest-Bearing Deposits	3.3	(14.8)	(11.5)
Securities Sold Under Agreements to Repurchase	(0.5)	0.0	(0.5)
Other Debt	0.0	0.1	0.1
Total Change in Interest Expense	2.8	(14.7)	(11.9)

Change in Net Interest Income	$6.7	$13.0	$19.7
1The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2025
	Compared to September 30, 2024
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$0.1	$(3.9)	$(3.8)
Investment Securities
Available-for-Sale
Taxable	16.3	(2.5)	13.8
Non-Taxable	1.0	0.0	1.0
Held-to-Maturity
Taxable	(5.0)	(0.4)	(5.4)
Non-Taxable	0.0	0.0	0.0
Total Investment Securities	12.3	(2.9)	9.4
Loans Held for Sale	0.0	0.0	0.0
Loans and Leases
Commercial Mortgage	11.7	(5.1)	6.6
Commercial and Industrial	(0.6)	(3.6)	(4.2)
Construction	2.1	(1.1)	1.0
Commercial Lease Financing	1.4	0.4	1.8
Residential Mortgage	0.4	(0.3)	0.1
Home Equity	(2.7)	7.1	4.4
Automobile	(3.0)	3.8	0.8
Other	0.3	1.8	2.1
Total Loans and Leases	9.6	3.0	12.6
Other	0.1	0.0	0.1
Total Change in Interest Income	22.1	(3.8)	18.3

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.2)	(2.8)	(3.0)
Savings	7.1	(18.2)	(11.1)
Time	1.2	(15.0)	(13.8)
Total Interest-Bearing Deposits	8.1	(36.0)	(27.9)
Securities Sold Under Agreements to Repurchase	(2.0)	0.1	(1.9)
Other Debt	0.1	(0.1)	0.0
Total Change in Interest Expense	6.2	(36.0)	(29.8)

Change in Net Interest Income	$15.9	$32.2	$48.1
1.The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
(dollars in thousands)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Salaries	$40,428	$39,644	$38,993	$118,314	$115,686
Incentive Compensation	4,280	5,067	5,086	14,920	11,285
Share-Based Compensation	3,979	3,668	3,364	11,148	10,459
Medical, Dental, and Life Insurance	3,908	3,610	3,512	12,055	9,935
Retirement and Other Benefits	3,895	3,894	3,692	12,850	11,952
Payroll Taxes	2,998	2,998	2,839	10,762	10,639
Separation Expense	2,091	1,374	161	3,546	1,428
Commission Expense	1,326	1,053	979	3,502	2,490
Total Salaries and Benefits	$62,905	$61,308	$58,626	$187,097	$173,874

Bank of Hawai‘i Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Commercial
Commercial Mortgage	$4,040,711	$4,038,956	$4,038,287	$4,020,622	$3,868,566
Commercial and Industrial	1,581,232	1,597,560	1,703,290	1,705,133	1,681,693
Construction	380,944	374,768	363,716	308,898	319,150
Lease Financing	92,213	92,842	92,456	90,756	60,665
Total Commercial	6,095,100	6,104,126	6,197,749	6,125,409	5,930,074
Consumer
Residential Mortgage	4,685,214	4,637,014	4,630,876	4,628,283	4,622,677
Home Equity	2,129,599	2,139,025	2,144,955	2,165,514	2,195,844
Automobile	699,244	715,688	740,390	764,146	786,910
Other	412,422	406,325	401,353	392,628	383,078
Total Consumer	7,926,479	7,898,052	7,917,574	7,950,571	7,988,509
Total Loans and Leases	$14,021,579	$14,002,178	$14,115,323	$14,075,980	$13,918,583

Deposits
(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Consumer	$10,393,932	$10,429,271	$10,522,627	$10,397,777	$10,340,466
Commercial	8,348,396	8,243,898	8,411,838	8,299,590	8,356,239
Public and Other	2,338,341	2,125,745	2,073,752	1,935,670	2,281,617
Total Deposits	$21,080,669	$20,798,914	$21,008,217	$20,633,037	$20,978,322

Average Deposits
	Three Months Ended
(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Consumer	$10,387,715	$10,435,867	$10,408,747	$10,327,928	$10,345,772
Commercial	8,504,078	8,316,893	8,318,182	8,564,213	8,207,310
Public and Other	2,176,493	1,946,933	1,942,610	1,864,541	1,931,309
Total Deposits	$21,068,286	$20,699,693	$20,669,539	$20,756,682	$20,484,391

Bank of Hawai‘i Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
(dollars in thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial Mortgage	$2,498	$2,566	$2,195	$2,450	$2,680
Commercial and Industrial	3,506	3,744	3,451	4,627	6,218
Total Commercial	6,004	6,310	5,646	7,077	8,898
Consumer
Residential Mortgage	5,628	5,842	4,686	5,052	4,269
Home Equity	5,107	5,387	5,759	4,514	3,947
Total Consumer	10,735	11,229	10,445	9,566	8,216
Total Non-Accrual Loans and Leases	16,739	17,539	16,091	16,643	17,114
Foreclosed Real Estate	125	342	1,360	2,657	2,667
Total Non-Performing Assets	$16,864	$17,881	$17,451	$19,300	$19,781
Accruing Loans and Leases Past Due 90 Days or More
Consumer
Residential Mortgage	$7,456	$9,070	$3,895	$3,984	$4,421
Home Equity	2,765	1,867	2,228	2,845	1,980
Automobile	525	680	486	776	580
Other	578	630	943	677	554
Total Consumer	11,324	12,247	7,552	8,282	7,535
Total Accruing Loans and Leases Past Due 90 Days or More	$11,324	$12,247	$7,552	$8,282	$7,535
Total Loans and Leases	$14,021,579	$14,002,178	$14,115,323	$14,075,980	$13,918,583
Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.12%	0.13%	0.11%	0.12%	0.12%
Ratio of Non-Performing Assets to Total Loans and Leases and Foreclosed Real Estate	0.12%	0.13%	0.12%	0.14%	0.14%
Ratio of Non-Performing Assets to Total Assets	0.07%	0.08%	0.07%	0.08%	0.08%
Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases and Commercial Foreclosed Real Estate	0.10%	0.10%	0.09%	0.12%	0.15%
Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.14%	0.15%	0.15%	0.15%	0.14%
Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases and Foreclosed Real Estate	0.20%	0.22%	0.18%	0.20%	0.20%
Quarter to Quarter Changes in Non-Performing Assets Balance at Beginning of Quarter	$17,881	$17,451	$19,300	$19,781	$15,179
Additions [1]	959	3,522	2,209	2,198	5,557
Reductions
Payments	(804)	(1,424)	(1,212)	(708)	(734)
Return to Accrual Status	(321)	(574)	(244)	(476)	(81)
Sales of Foreclosed Real Estate	(216)	(1,040)	(1,492)	-	-
Charge-offs / Write-downs [1]	(635)	(54)	(1,110)	(1,495)	(140)
Total Reductions	(1,976)	(3,092)	(4,058)	(2,679)	(955)
Balance at End of Quarter	$16,864	$17,881	$17,451	$19,300	$19,781
1Excludes loans that are fully charged-off and placed on non-accrual status during the same period.

Bank of Hawai‘i Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
(dollars in thousands)	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Balance at Beginning of Period	$150,128	$149,496	$151,155	$150,649	$152,429
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(171)	(206)	(1,021)	(1,776)	(2,256)
Consumer
Residential Mortgage	—	—	—	—	(48)
Home Equity	(28)	(155)	(125)	(258)	(362)
Automobile	(1,368)	(1,253)	(1,651)	(4,372)	(3,794)
Other	(2,392)	(2,397)	(2,539)	(7,273)	(7,461)
Total Loans and Leases Charged-Off	(3,959)	(4,011)	(5,336)	(13,679)	(13,921)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	98	78	66	253	445
Consumer
Residential Mortgage	58	11	48	80	153
Home Equity	177	180	318	485	615
Automobile	559	557	552	1,749	1,559
Other	490	567	522	1,514	1,645
Total Recoveries on Loans and Leases Previously Charged-Off	1,382	1,393	1,506	4,081	4,417
Net Charged-Off - Loans and Leases	(2,577)	(2,618)	(3,830)	(9,598)	(9,504)
Provision for Credit Losses:
Loans and Leases	2,812	3,454	3,684	9,848	10,432
Unfunded Commitments	(312)	(204)	(684)	(848)	(3,032)
Total Provision for Credit Losses	2,500	3,250	3,000	9,000	7,400
Balance at End of Period	$150,051	$150,128	$150,325	$150,051	$150,325
Components
Allowance for Credit Losses - Loans and Leases	$148,778	$148,543	$147,331	$148,778	$147,331
Reserve for Unfunded Commitments	1,273	1,585	2,994	1,273	2,994
Total Reserve for Credit Losses	$150,051	$150,128	$150,325	$150,051	$150,325
Average Loans and Leases Outstanding	$13,982,003	$14,049,025	$13,809,977	$14,030,773	$13,836,760
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.07%	0.07%	0.11%	0.09%	0.09%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [1]	1.06%	1.06%	1.06%	1.06%	1.06%
1The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13
(dollars in thousands)	Consumer Banking	Commercial Banking	Treasury and Other	Consolidated Total
Three Months Ended September 30, 2025
Net Interest Income (Expense)	$95,948	$54,196	$(13,469)	$136,675
Provision for (Recapture of) Credit Losses	2,578	(1)	(77)	2,500
Net Interest Income (Expense) After Provision for Credit Losses	93,370	54,197	(13,392)	134,175
Noninterest Income	33,870	9,550	2,546	45,966
Salaries and Benefits	21,318	5,103	36,484	62,905
Net Occupancy	7,392	396	3,144	10,932
Other Noninterest Expense	58,412	13,759	(33,621)	38,550
Noninterest Expense	87,122	19,258	6,007	112,387
Income (Loss) Before Provision for Income Taxes	40,118	44,489	(16,853)	67,754
Provision (Benefit) for Income Taxes	10,200	11,398	(7,189)	14,409
Net Income (Loss)	$29,918	$33,091	$(9,664)	$53,345
Total Assets as of September 30, 2025	$8,282,239	$6,120,551	$9,611,819	$24,014,609

Three Months Ended September 30, 2024 ¹
Net Interest Income (Expense)	$97,919	$50,556	$(30,857)	$117,618
Provision for (Recapture of) Credit Losses	3,058	772	(830)	3,000
Net Interest Income (Expense) After Provision for Credit Losses	94,861	49,784	(30,027)	114,618
Noninterest Income	34,133	7,786	3,191	45,110
Salaries and Benefits	20,419	5,035	33,172	58,626
Net Occupancy	6,864	475	3,467	10,806
Other Noninterest Expense	57,429	13,315	(33,084)	37,660
Noninterest Expense	84,712	18,825	3,555	107,092
Income (Loss) Before Provision for Income Taxes	44,282	38,745	(30,391)	52,636
Provision (Benefit) for Income Taxes	11,289	9,816	(8,827)	12,278
Net Income (Loss)	$32,993	$28,929	$(21,564)	$40,358
Total Assets as of September 30, 2024	$8,308,389	$5,952,321	$9,538,464	$23,799,174

Nine Months Ended September 30, 2025
Net Interest Income (Expense)	$286,911	$163,719	$(58,465)	$392,165
Provision for (Recapture of) Credit Losses	8,492	1,106	(598)	9,000
Net Interest Income (Expense) After Provision for Credit Losses	278,419	162,613	(57,867)	383,165
Noninterest Income	101,349	23,448	10,022	134,819
Salaries and Benefits	63,455	15,400	108,242	187,097
Net Occupancy	21,601	1,198	9,191	31,990
Other Noninterest Expense	175,243	41,176	(101,877)	114,542
Noninterest Expense	260,299	57,774	15,556	333,629
Income (Loss) Before Provision for Income Taxes	119,469	128,287	(63,401)	184,355
Provision (Benefit) for Income Taxes	30,362	32,813	(23,787)	39,388
Net Income (Loss)	$89,107	$95,474	$(39,614)	$144,967
Total Assets as of September 30, 2025	$8,282,239	$6,120,551	$9,611,819	$24,014,609

Nine Months Ended September 30, 2024 ¹
Net Interest Income (Expense)	$293,118	$152,934	$(99,650)	$346,402
Provision for (Recapture of) Credit Losses	8,218	1,239	(2,057)	7,400
Net Interest Income (Expense) After Provision for Credit Losses	284,900	151,695	(97,593)	339,002
Noninterest Income	99,768	21,278	8,436	129,482
Salaries and Benefits	61,493	15,636	96,745	173,874
Net Occupancy	20,476	1,343	10,002	31,821
Other Noninterest Expense	172,459	38,499	(94,476)	116,482
Noninterest Expense	254,428	55,478	12,271	322,177
Income (Loss) Before Provision for Income Taxes	130,240	117,495	(101,428)	146,307
Provision (Benefit) for Income Taxes	33,154	29,711	(27,390)	35,475
Net Income (Loss)	$97,086	$87,784	$(74,038)	$110,832
Total Assets as of September 30, 2024	$8,308,389	$5,952,321	$9,538,464	$23,799,174
1Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
(dollars in thousands, except per share amounts)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$169,411	$166,779	$163,082	$164,785	$166,286
Income on Investment Securities
Available-for-Sale	29,702	27,007	24,368	23,223	23,257
Held-to-Maturity	19,332	19,835	20,291	20,677	21,107
Cash and Cash Equivalents	8,195	3,817	5,460	9,425	8,980
Other	1,068	1,097	1,085	1,107	1,018
Total Interest Income	227,708	218,535	214,286	219,217	220,648
Interest Expense
Deposits	84,590	82,476	81,692	92,099	96,067
Securities Sold Under Agreements to Repurchase	496	491	744	992	993
Other Debt	5,947	5,885	6,043	5,948	5,970
Total Interest Expense	91,033	88,852	88,479	99,039	103,030
Net Interest Income	136,675	129,683	125,807	120,178	117,618
Provision for Credit Losses	2,500	3,250	3,250	3,750	3,000
Net Interest Income After Provision for Credit Losses	134,175	126,433	122,557	116,428	114,618
Noninterest Income
Fees, Exchange, and Other Service Charges	15,219	14,383	14,437	14,399	14,945
Trust and Asset Management	12,598	12,097	11,741	12,157	11,916
Service Charges on Deposit Accounts	8,510	8,119	8,259	8,678	8,075
Bank-Owned Life Insurance	3,681	3,714	3,611	3,283	3,533
Annuity and Insurance	1,095	1,437	1,555	1,347	1,460
Mortgage Banking	906	849	988	942	1,188
Investment Securities Losses, Net	(1,945)	(1,126)	(1,607)	(3,306)	(1,103)
Other	5,902	5,322	5,074	5,547	5,096
Total Noninterest Income	45,966	44,795	44,058	43,047	45,110
Noninterest Expense
Salaries and Benefits	62,905	61,308	62,884	58,690	58,626
Net Occupancy	10,932	10,499	10,559	10,263	10,806
Net Equipment	10,285	9,977	10,192	10,308	10,120
Data Processing	5,603	5,456	5,267	5,313	4,712
Professional Fees	4,022	4,263	4,264	4,988	4,725
FDIC Insurance	3,508	3,640	1,642	3,711	3,355
Other	15,132	15,640	15,651	14,658	14,748
Total Noninterest Expense	112,387	110,783	110,459	107,931	107,092
Income Before Provision for Income Taxes	67,754	60,445	56,156	51,544	52,636
Provision for Income Taxes	14,409	12,808	12,171	12,382	12,278
Net Income	$53,345	$47,637	$43,985	$39,162	$40,358
Preferred Stock Dividends	5,269	5,269	5,269	5,269	3,436
Net Income Available to Common Shareholders	$48,076	$42,368	$38,716	$33,893	$36,922
Basic Earnings Per Common Share	$1.21	$1.07	$0.98	$0.86	$0.94
Diluted Earnings Per Common Share	$1.20	$1.06	$0.97	$0.85	$0.93
Balance Sheet Totals
Loans and Leases	$14,021,579	$14,002,178	$14,115,323	$14,075,980	$13,918,583
Total Assets	24,014,609	23,709,752	23,885,056	23,601,114	23,799,174
Total Deposits	21,080,669	20,798,914	21,008,217	20,633,037	20,978,322
Total Shareholders' Equity	1,791,183	1,743,107	1,704,935	1,667,774	1,665,474
Performance Ratios
Return on Average Assets	0.88%	0.81%	0.75%	0.66%	0.69%
Return on Average Shareholders' Equity	12.10	11.21	10.65	9.42	9.90
Return on Average Common Equity	13.59	12.50	11.80	10.30	11.50
Efficiency Ratio [1]	61.53	63.49	65.03	66.12	65.81
Net Interest Margin [2]	2.46	2.39	2.32	2.19	2.18
1Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
2Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawai‘i Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Six Months Ended		Year Ended
(dollars in millions, jobs in thousands, 1-year percentage change)	June 30, 2025 [1]		December 31, 2024		December 31, 2023
Hawaii Economic Trends
State General Fund Revenues [2]	$4,895.8	(3.0)%	$10,124.9	6.5%	$9,504.1	0.7%
General Excise and Use Tax Revenue [2]	2,417.3	5.9	4,495.0	0.5	4,474.1	4.9
Jobs [3]	669.0		661.6		657.7
				August 31,	December 31,
				2025	2024	2023
Unemployment, seasonally adjusted [3]
Statewide				2.7%	3.0%	3.0%
Honolulu County				2.5	2.9	2.5
Hawaii County				3.0	3.4	2.9
Maui County				3.0	3.7	5.8
Kauai County				2.6	3.0	2.5
			September 30,	December 31,
(1-year percentage change, except months of inventory)			2025	2024	2023	2022
Housing Trends (Single Family Oahu) [4]
Median Home Price			4.1%	4.8%	(5.0)%	11.6%
Home Sales Volume (units)			0.8%	9.1%	(26.3)%	(23.2)%
Months of Inventory			3.4	2.9	2.8	2.1

(in thousands, except percentage change)	Monthly Visitor Arrivals, Not Seasonally Adjusted	Percentage Change from Previous Year
Tourism [5]
August 31, 2025	806.8	(2.6)%
July 31, 2025	870.8	(4.6)
June 30, 2025	855.7	(1.9)
May 31, 2025	766.4	1.1
April 30, 2025	810.3	9.4
March 31, 2025	890.0	2.8
February 28, 2025	739.7	(1.7)
January 31, 2025	773.1	3.7
December 31, 2024	892.0	5.3
November 30, 2024	762.7	5.7
October 31, 2024	739.0	5.5
September 30, 2024	688.8	6.3
August 31, 2024	828.3	8.1
July 31, 2024	912.8	(1.9)
June 30, 2024	872.6	(1.5)
May 31, 2024	757.8	(4.1)
April 30, 2024	740.7	(8.1)
March 31, 2024	865.8	(3.0)
February 29, 2024	752.7	2.6
January 31, 2024	745.6	(3.8)
December 31, 2023	847.3	(1.3)
November 30, 2023	721.3	0.3
October 31, 2023	700.4	(3.7)
September 30, 2023	648.1	(6.4)
August 31, 2023	766.6	(7.6)
1Based on the latest available data
2Source: Hawaii Department of Business, Economic Development & Tourism
3Source: U.S. Bureau of Labor Statistics
4Source: Honolulu Board of Realtors
5Source: Hawaii Tourism Authority